UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-1530

Name of Registrant: Vanguard Explorer Fund

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: October 31

Date of reporting period: November 1, 2010 – April 30, 2011

Item 1: Reports to Shareholders

Vanguard Explorer™ Fund
Semiannual Report

April 30, 2011

> Vanguard Explorer Fund returned almost 25% for the six months ended April 30, 2011, a strong absolute return but below those of its comparative standards.

> Growth stocks generally trumped value among small and mid-sized firms, which continued to outpace their larger brethren.

> Information technology—the largest sector in the fund and its benchmark index—added the most to the fund’s total return, but lagged the sector’s result in the index.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	7
Fund Profile.	12
Performance Summary.	13
Financial Statements.	14
About Your Fund’s Expenses.	27
Trustees Approve Advisory Arrangements.	29
Glossary.	31

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Cover photograph: Jean Maher.

Your Fund’s Total Returns

Six Months Ended April 30, 2011
Total
Returns
Vanguard Explorer Fund
Investor Shares	24.78%
Admiral™ Shares	24.89
Russell 2500 Growth Index	27.08
Small-Cap Growth Funds Average	26.94

Small-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
October 31, 2010 , Through April 30, 2011
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Explorer Fund
Investor Shares	$66.02	$82.26	$0.106	$0.000
Admiral Shares	61.50	76.59	0.189	0.000

Chairman’s Letter

Dear Shareholder,

Small was beautiful again in the first half of Vanguard Explorer Fund’s new fiscal year. As investors maintained a glass-half-full stance, the stocks of small and medium-sized companies held a sizable lead over their larger counterparts. Growth-oriented small-capitalization stocks, Explorer’s focus, were stronger still.

For the six months ended April 30, Explorer Fund returned almost 25%—a strong absolute performance that nevertheless trailed (by about 2 percentage points) both its Russell 2500 Growth Index benchmark and the average return of its peer group. Compared with the benchmark index, the advisors’ notable success in health care was countered by missed opportunities—especially among consumer discretionary and technology stocks.

Please note: As we previously reported, AXA Rosenberg Investment Management was removed from the fund’s advisory team last August. On February 3, 2011, AXA Rosenberg announced that it had reached a settlement with the U.S. Securities and Exchange Commission related to a coding error in its quantitative investment process. Under the terms of the settlement, AXA Rosenberg compensated clients that were harmed by the coding error, including Vanguard Explorer Fund. (Please see Note H in Notes to Financial Statements.)

Strong returns around the globe
The headlines were dominated by political upheaval, natural and nuclear disaster, and economic distress, but global stock markets produced outstanding returns for the six months ended April 30. The broad U.S. stock market returned more than 17%. Although rising food and gasoline prices put pressure on consumer budgets, corporate earnings growth remained strong, and the pace of new job creation bounced back from extremely depressed levels.

For U.S.-based investors, international stock markets produced a smaller but still robust six-month return above 12% in U.S. dollars. Almost half of this return reflected exchange-rate gains produced largely by strength in the euro and currencies in emerging economies.

As the economy found its footing, rates edged higher
Rising longer-term interest rates put pressure on bond prices, which led to modest bond market returns for the six-month period. The broad taxable U.S. bond market returned about 0%. The broad municipal market returned –1.68%. The rise in rates reflected both confidence that the economic recovery would prove self-sustaining and thus nudge rates higher, and anxiety that higher rates would be necessary to provide some protection from inflation. Even so, inflation expectations

Market Barometer

			Total Returns
		Periods Ended April 30, 2011
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	17.12%	18.02%	3.30%
Russell 2000 Index (Small-caps)	23.73	22.20	3.89
Dow Jones U.S. Total Stock Market Index	17.28	18.40	3.65
MSCI All Country World Index ex USA (International)	12.44	19.73	3.55

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	0.02%	5.36%	6.33%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	-1.68	2.20	4.52
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.15	2.02

CPI
Consumer Price Index	2.83%	3.16%	2.22%

remained subdued, as measured by the difference between the yields of inflation-protected and nominal U.S. Treasury bonds.

The return on short-term money market instruments such as the 3-month U.S. Treasury bill remained near 0%, consistent with the Federal Reserve Board’s target for short-term rates.

Classic growth prevailed, assisted by nuts and bolts
Vanguard Explorer Fund’s team of six investment advisory firms uses a variety of complementary investment strategies to identify high-quality, small and mid-sized companies that appear to have superior growth potential. Your advisors have tilled fertile ground since the U.S. stock market turnaround began in March 2009.

For the six months ended April 30, the fund’s holdings notched double-digit gains in nine of ten industry sectors, ranging from about 50% for energy to almost 17% for consumer discretionary stocks. The tiny utilities sector wasn’t too far behind, at 9%.

Information technology, a home to many classic “growth” stocks, remained the fund’s largest sector by far. Strength was broad and deep: A wide variety of IT holdings participated in a resurgence in consumer spending and business investment as the economic recovery

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Explorer Fund	0.49%	0.32%	1.61%

The fund expense ratios shown are from the prospectus dated February 23, 2011, and represent estimated costs for the current fiscal year. For the six months ended April 30, 2011, the fund’s annualized expense ratios were 0.50% for Investor Shares and 0.34% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

Peer group: Small-Cap Growth Funds.

proceeded. Buoyed by chip makers—which have benefited from shorter replacement cycles for items such as computers and cell phones—and software companies, the tech sector was responsible for almost one-third of the fund’s total return.

Health care, the fund’s second-largest sector, was invigorated by the performance of biotech companies and service providers, including senior living facilities. And as the economy continued to grind into gear, industrials—especially makers of machinery as well as electrical equipment and components—provided fortification. Together, health care and industrial holdings accounted for well more than one-third of the fund’s total return.

Even with robust results in major sectors, the fund fell short of its benchmark index. Some disappointments among consumer discretionary stocks—notably clothing retailers and gaming companies—trimmed more than 1 percentage point from the fund’s overall return. The fund’s IT sector also lagged that of the benchmark: Sizable stakes in top-ten holdings Alliance Data Systems and VeriFone Systems provided a boost, but couldn’t make up for other misses. On the plus side, success in health care, notably biotech and health care providers, helped offset the slippage in tech stocks.

For more about your advisors’ strategy and the fund’s positioning during the six months, please see the Advisors’ Report that follows this letter.

Spread your investments across multiple baskets
Equity returns for the six months were again impressive—small-cap returns even more so. Of course, periods of strength are often followed by stretches of weakness, and market currents can change swiftly.

For example, as I write this letter, many investors are concerned about higher oil prices—could they derail the U.S. economic recovery, and what do they mean for inflation and short-term interest rates? After evaluating several scenarios, Vanguard’s economists concluded that benchmark U.S. crude oil prices would likely need to persist at $150 per barrel to generate another U.S. recession. And, despite higher prices for food and many commodities, slow growth in key inflation drivers—such as wages, money supply, and bank lending—suggests that high inflation appears unlikely. Our economists’ views are available at vanguard.com.

One of the ways you can try to buffer your nest egg from such shocks is to develop allocations to stock, bond, and money market funds in proportions consistent with your goals and ability to withstand the stock market’s unpredictable swings. Vanguard Explorer Fund can be a useful, low-cost option in such a diversified portfolio. The fund’s multi-manager structure can help to dampen some of the volatility that often characterizes the performance of less-seasoned businesses, providing investors with a relatively more conservative source of exposure to those companies. And—even though recent results have fallen short of the benchmark return—we are confident that the fund’s carefully selected, experienced team of advisors has the potential to deliver superior results.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
May 13, 2011

Advisors’ Report

For the six months ended April 30, 2011, Vanguard Explorer Fund returned almost 25% for both share classes. Your fund is managed by six independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The table following this report lists the advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies. The advisors have provided the following assessment of the investment environment during the past six months and the notable successes and shortfalls in their portfolios. (Please note that the Granahan and Kalmar discussions refer to industry sectors as defined by Russell classifications, rather than by the Global Industry Classification Standard used elsewhere in this report.) These comments were prepared on May 11, 2011.

Wellington Management Company, LLP

Portfolio Manager:
Kenneth L. Abrams, Senior Vice President and Equity Portfolio Manager

Equities continued to rise as investors largely dismissed potentially unfavorable developments for economic growth, including rising commodity prices and inflation, unrest in the Middle East, the earthquake in Japan, and domestic budgetary deadlock at the federal level.

Strong corporate earnings and positive market sentiment outweighed concerns and continued to fuel gains for stocks.

Successes: Our portion of the fund benefited from strong security selection in the health care and telecommunication services sectors, with positive performance from holdings such as RehabCare and Vonage. The stock price of RehabCare, an operator of long-term care hospital and inpatient rehabilitation facilities, rose when the company agreed to be acquired by Kindred Healthcare. We subsequently exited the position. Vonage shares surged during the period, following its first positive subscriber growth in over two years. We continue to hold Vonage, which has an attractive growth outlook supported by market-share gains in international long distance, compelling new services for mobile users, and a growing base of customers outside the United States.

Shortfalls: Conversely, our stocks within the consumer discretionary and industrial sectors were the primary detractors for the period. For example, feature film company DreamWorks Animation declined following disappointing box office results at the release of its “Megamind” movie. We continue to hold DreamWorks because of its track record of producing strong content and monetizing its franchise through sequels, television specials, and live productions. U.S. Airways was also a detractor. Prior to the close of the period, we sold the position as higher fuel costs led us to reduce our exposure to airlines.

Granahan Investment Management, Inc.

Portfolio Manager:
Jack Granahan, CFA, Managing Partner

The stock market posted strong six-month results as it climbed a wall of worry that included rising instability in the Middle East, bank and sovereign debt issues in Europe, and rising oil and food prices in the United States as well as ongoing pressures in housing and unemployment. Instead, investors focused on the continued strength in corporate profits and increases in manufacturing. Energy stocks were particularly strong. The companies in our portfolio continued to generate strong sales and earnings growth, especially in producer durables, technology, and energy.

Successes: In terms of sectors, the portfolio benefited from strong relative performance in materials and financial services. Fronteer Gold, a gold exploration company, was acquired by Newmont Mining in our materials sector. Contributors in financial services included Waddell and Reed Financial, Cash America, and Factset Research Systems.

Individual stocks of note included Regeneron in health care, which was a strong contributor for the period on positive clinical results for its drug to treat macular degeneration. Strong stocks in technology included Verifone Systems, which provides point-of-sale electronic payment solutions; Acme Packet, a leading supplier of session border controllers for voice-over-internet communications; and Polycom, a supplier of videoconferencing systems.

Shortfalls: While we correctly underweighted the consumer discretionary sector, we held several significant detractors within the sector. One of these was WMS Gaming, a supplier of gaming products that also operates leased participation machines. Growth in casino purchases has flattened out, with recent earnings declining. We have retained our holding.

Individual detractors in other sectors included health care company Nektar, whose decision to solely handle the next phase of trials on a drug was seen as higher risk; we have retained our holding. In our technology sector, satellite imaging companies GeoEye and Digital Globe were penalized by concerns over government funding. We have added to our holdings of GeoEye.

Kalmar Investment Advisers

Portfolio Manager:
Ford B. Draper, Jr., President and Chief Investment Officer

Fears of a double-dip recession last summer prompted the Federal Reserve to implement a second round of quantitative easing, known as QE2. Since then, growing confidence in the sustainability of economic growth and rising corporate earnings have driven major stock market gains. This confirmed the bull market and allowed it to power past major geopolitical problems. Despite that, Kalmar continues to emphasize “better companies” able to create their own future growth opportunities through innovation and internal initiatives. Meanwhile, stock market valuations still appear reasonable.

Successes: In a strongly rising market, all of our sector exposures contributed meaningfully to return, with our technology and producer durables holdings adding the most. Our biggest individual successes were: Cooper Cos., the international leader in specialty contact lenses; Alliance Data Systems, the provider of private label credit card, marketing, and loyalty services; Ariba, the leader in spend management software and systems; and Atmel, an improving semiconductor company with an important stake in touch screen technology.

Shortfalls: Our largest shortfalls came from: Acxiom, a business service information company that was hurt by an unexpected departure among its top management; Niko Resources, an offshore oil and gas explorer whose production temporarily slowed; and F5 Networks, a “cloud computing” networking company whose revenues slowed modestly.

Century Capital Management, LLC

Portfolio Manager:
Alexander L. Thorndike, Chief Investment Officer and Managing Partner

There remains a fragile confidence among investors that the U.S. economy can indeed sustain itself. The question still to be answered is whether private sector growth can assume a leadership role, as state and local governments grapple with budget deficits. We anticipate that corporate profit growth will remain healthy, though below the levels we experienced in 2010. We expect cost pressures to erode operating margins during the balance of 2011. Other areas of concern are the housing market, rising oil and gasoline prices, lingering issues over European debt, and an overheating of the Chinese economy.

Successes: Industrials was our best-performing sector for the period, led by Ladish and General Cable. Health care also contributed to performance, especially Brookdale Senior Living and Jazz Pharmaceuticals.

Shortfalls: Information technology and materials were our weakest-performing sectors for the period. HiSoft Technology International, Radware, and STR Holdings detracted from our performance.

Chartwell Investment Partners, L.P.

Portfolio Managers:
Edward N. Antoian, CFA, CPA, Managing Partner

John A. Heffern, Managing Partner and Senior Portfolio Manager

The global macroeconomic outlook, corporate revenue growth, and profit margins are key themes in the investment environment. They can separate winners from laggards, and we are alert to developing profit-margin pressures. Accordingly, our portfolio decisions reflect our bias toward quality, leadership, defensible margins, and a pattern of successful execution.

Successes: Health care and industrials were our top-performing sectors. Strong stock selection in health services (Accretive Health) and medical specialties (Sirona Dental Systems) contributed to our results. Among industrial holdings, Baldor Electric, a manufacturer of electric motors, drives, and generators, was acquired at a 41% premium.

Shortfalls: Our holdings in IT services (NICE Systems), semiconductors (Marvell Technology Group), and computer peripherals (NetApp) underperformed for the period. Weakness in the energy sector was primarily driven by oil and gas producers (Rex Energy).

Vanguard Quantitative Equity Group

Portfolio Manager:
James D. Troyer, CFA, Principal

In the first half of this fiscal year, despite various global economic and geopolitical concerns, strong corporate earnings and better-than-expected job growth helped the U.S. equity markets to continue rising from the low point reached during the financial crisis two years ago.

While the overall performance of our portfolio is affected by the macro factors described above, it should be noted that our approach to investing focuses on a diversified mix of specific stock fundamentals. For the period, our stock selection model performed well, benefiting most from our quality signal—which measures balance sheet strength and the sustainability of earnings—as well as our market sentiment factor, which captures how investors reflect their opinions of a company through their activity in the market.

Successes: At the individual stock level, two of our best contributors were Sauer-Danfoss (+167%), and OPNET Technologies (+107%). When comparing the portfolio’s performance relative to its benchmark, we benefited from overweighting those two companies and from underweighting (for example, American Superconductor, –65%) or avoiding (for example, DreamWorks Animation, –25%) several poorly performing stocks.

Shortfalls: Unfortunately, we are not able to avoid all bad performers. Overweighted positions in iGATE (–16%) and United Continental Holdings (–21%) directly lowered performance. Also, underweighting companies that were not positively identified by the fundamentals in our model, such as Green Mountain Coffee Roasters (+103%) and Polycom (+77%), hurt overall results relative to our benchmark.

Vanguard Explorer Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	29	3,076	Conducts research and analysis of individual
Company, LLP			companies to select stocks believed to have
			exceptional growth potential relative to their market
			valuations. Each stock is considered individually before
			purchase, and company developments are continually
			monitored for comparison with expectations for
			growth.
Granahan Investment	25	2,679	Bases its investment process on the beliefs that
Management, Inc.			earnings drive stock prices and that small, dynamic
			companies with exceptional growth prospects have the
			greatest long-term potential. A bottom-up, fundamental
			approach places companies in one of three life-cycle
			categories: pioneer, core growth, and special situation.
			In each, the process looks for companies with strong
			earnings growth potential and leadership in their
			markets.
Kalmar Investment Advisers	21	2,319	Employs a “growth with value” strategy using creative,
			bottom-up research to uncover vigorously growing,
			high-quality businesses whose stocks can also be
			bought inefficiently valued. The strategy has a dual
			objective of strong returns with lower risk.
Century Capital Management,	9	1,024	Employs a fundamental, bottom-up approach that
LLC			attempts to identify reasonably priced companies that
			will grow faster than the overall market. Companies
			also must have a superior return on equity, high
			recurring revenues, and improving margins.
Chartwell Investment Partners,	9	998	Uses a bottom-up, fundamental, research-driven
L.P.			stock-selection strategy focusing on companies with
			sustainable growth, strong management teams,
			competitive positions, and outstanding product and
			service offerings. These companies should continually
			demonstrate growth in earnings per share.
Vanguard Quantitative Equity	4	416	Employs a quantitative fundamental management
Group			approach, using models that assess valuation, growth
			prospects, management decisions, market sentiment,
			and earnings quality of companies as compared with
			their peers.
Cash Investments	3	369	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor also may maintain a modest cash
			position.

Explorer Fund

Fund Profile
As of April 30, 2011

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VEXPX	VEXRX
Expense Ratio[1]	0.49%	0.32%
30-Day SEC Yield	0.01%	0.16%

Portfolio Characteristics
		Russell	DJ
		2500	U.S. Total
		Growth	Market
	Fund	Index	Index
Number of Stocks	588	1,556	3,817
Median Market Cap	$2.6B	$2.9B	$31.8B
Price/Earnings Ratio	30.1x	28.6x	17.7x
Price/Book Ratio	3.0x	3.8x	2.4x
Return on Equity	11.3%	13.6%	18.9%
Earnings Growth Rate	9.3%	10.0%	5.9%
Dividend Yield	0.5%	0.6%	1.7%
Foreign Holdings	4.1%	0.0%	0.0%
Turnover Rate
(Annualized)	95%	—	—
Short-Term Reserves	2.0%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		2500	U.S. Total
		Growth	Market
	Fund	Index	Index
Consumer
Discretionary	12.5%	18.6%	11.8%
Consumer Staples	3.0	3.1	9.4
Energy	7.5	5.5	11.6
Financials	7.4	6.7	15.8
Health Care	18.4	16.1	11.1
Industrials	16.9	17.4	11.6
Information
Technology	28.0	24.4	18.5
Materials	4.2	6.4	4.5
Telecommunication
Services	1.3	1.5	2.6
Utilities	0.8	0.3	3.1

Volatility Measures
		DJ
		U.S. Total
	Russell 2500	Market
	Growth Index	Index
R-Squared	1.00	0.94
Beta	0.95	1.11

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Alliance Data Systems,	Data Processing &
Corp.	Outsourced
	Services	0.9%
VeriFone Systems Inc.	Data Processing &
	Outsourced
	Services	0.9
Microsemi Corp.	Semiconductors	0.8
Regeneron
Pharmaceuticals Inc.	Biotechnology	0.7
Bruker Corp.	Life Sciences Tools
	& Services	0.7
Coventry Health Care	Managed Health
Inc.	Care	0.7
Ariba Inc.	Systems Software	0.7
Cooper Cos Inc.	Health Care
	Supplies	0.7
Polycom Inc.	Communications
	Equipment	0.7
NetLogic Microsystems
Inc.	Semiconductors	0.6
Top Ten		7.4%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated February 23, 2011, and represent estimated costs for the current fiscal year. For the six months ended April 30, 2011, the annualized expense ratios were 0.50% for Investor Shares and 0.34% for Admiral Shares.

Explorer Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 2000, Through April 30, 2011

Average Annual Total Returns: Periods Ended March 31, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	12/11/1967	28.35%	3.18%	7.05%
Admiral Shares	11/12/2001	28.54	3.36	7.71[1]
1 Return since inception.

See Financial Highlights for dividend and capital gains information.

Explorer Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary
As of April 30, 2011

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market	Percentage
			Value	of Net
		Shares	($000)	Assets
Common Stocks
Consumer Discretionary
	Cinemark Holdings Inc.	2,542,130	51,682	0.5%
*	MGM Resorts International	4,058,610	51,382	0.5%
	Williams-Sonoma Inc.	1,109,159	48,149	0.5%
*	DreamWorks Animation SKG Inc. Class A	1,744,780	46,219	0.4%
	Gentex Corp.	1,423,455	44,625	0.4%
*,^,1Liz Claiborne Inc.		5,467,710	34,392	0.3%
	Consumer Discretionary—Other †		1,005,308	9.2%
			1,281,757	11.8%
Consumer Staples
	Herbalife Ltd.	616,934	55,388	0.5%
*	Smithfield Foods Inc.	1,852,050	43,634	0.4%
	Consumer Staples—Other †		205,724	1.9%
			304,746	2.8%
Energy
*	Comstock Resources Inc.	1,463,970	46,935	0.4%
*	Global Industries Ltd.	4,514,046	44,509	0.4%
*	Atwood Oceanics Inc.	957,645	43,027	0.4%
	Energy—Other †		642,547	5.9%
			777,018	7.1%
Exchange-Traded Funds
2	Vanguard Small-Cap ETF	1,165,083	94,733	0.8%
^,2	Vanguard Small-Cap Growth ETF	713,200	63,589	0.6%
	Exchange-Traded Funds—Other †		29,750	0.3%
			188,072	1.7%
Financials
*	NASDAQ OMX Group Inc.	1,731,810	46,932	0.4%
*	Affiliated Managers Group Inc.	410,094	44,733	0.4%
*,1	Sabra Healthcare REIT Inc.	1,304,953	21,949	0.2%
	Financials—Other †		607,605	5.6%
			721,219	6.6%

Explorer Fund

			Market	Percentage
			Value	of Net
		Shares	($000)	Assets
Health Care
*	Regeneron Pharmaceuticals Inc.	1,518,681	77,620	0.7%
*	Bruker Corp.	3,912,685	77,236	0.7%
*	Coventry Health Care Inc.	2,387,510	77,045	0.7%
	Cooper Cos. Inc.	1,010,238	75,667	0.7%
*	Covance Inc.	854,487	53,491	0.5%
*	Alkermes Inc.	3,521,900	50,786	0.5%
*	Allscripts Healthcare Solutions Inc.	2,279,495	49,100	0.5%
*	Health Management Associates Inc. Class A	4,323,762	48,772	0.4%
*	Brookdale Senior Living Inc. Class A	1,661,840	45,269	0.4%
*	Mettler-Toledo International Inc.	230,375	43,172	0.4%
*,1	ABIOMED Inc.	1,990,200	34,590	0.3%
	Health Care—Other †		1,279,069	11.8%
			1,911,817	17.6%
Industrials
	Kennametal Inc.	1,363,227	57,555	0.5%
*	Genesee & Wyoming Inc. Class A	922,060	57,149	0.5%
*	Beacon Roofing Supply Inc.	2,284,136	50,982	0.5%
*	Navistar International Corp.	725,910	50,465	0.5%
	Con-way Inc.	1,160,130	45,152	0.4%
	MSC Industrial Direct Co. Class A	606,005	43,384	0.4%
*	EnerSys	1,132,140	42,897	0.4%
	Belden Inc.	1,123,800	42,738	0.4%
	Industrials—Other †		1,353,028	12.4%
			1,743,350	16.0%
Information Technology
*	Alliance Data Systems Corp.	1,002,805	95,266	0.9%
*	VeriFone Systems Inc.	1,691,320	92,718	0.9%
*	Microsemi Corp.	3,562,045	84,064	0.8%
*	Ariba Inc.	2,192,032	76,217	0.7%
*	Polycom Inc.	1,221,770	73,098	0.7%
*	NetLogic Microsystems Inc.	1,409,679	60,799	0.6%
*,1	TiVo Inc.	6,346,860	60,739	0.6%
*	Teradyne Inc.	3,723,014	59,941	0.6%
*	Sapient Corp.	4,482,100	56,586	0.5%
*	Cadence Design Systems Inc.	5,405,950	56,114	0.5%
	MKS Instruments Inc.	1,965,050	55,768	0.5%
*	ON Semiconductor Corp.	5,222,299	54,886	0.5%
*	MICROS Systems Inc.	1,025,101	53,326	0.5%
*	SunPower Corp. Class B	2,293,996	49,023	0.4%
*	Trimble Navigation Ltd.	1,021,180	47,832	0.4%
*	Atmel Corp.	3,106,251	47,526	0.4%
*	Parametric Technology Corp.	1,946,215	47,235	0.4%
	Avago Technologies Ltd.	1,381,585	46,228	0.4%
*	IAC/InterActiveCorp	1,253,326	45,258	0.4%
	Information Technology—Other †		1,755,803	16.1%
			2,918,427	26.8%
Materials
^	Silgan Holdings Inc.	1,065,920	48,883	0.5%
	Materials—Other †		374,655	3.4%
			423,538	3.9%
Telecommunication Services
*,1	Vonage Holdings Corp.	11,151,189	57,540	0.5%
*	tw telecom inc Class A	2,027,080	43,663	0.4%
	Telecommunication Services—Other †		36,102	0.4%
			137,305	1.3%

Explorer Fund

			Market	Percentage
			Value	of Net
		Shares	($000)	Assets
Utilities †			73,485	0.7%
Total Common Stocks (Cost $7,651,689)			10,480,734	96.3%[3]

	Coupon
Temporary Cash Investments
Money Market Fund
[4,5] Vanguard Market Liquidity Fund	0.179%	448,808,769	448,809	4.1%

Repurchase Agreement †			19,300	0.2%
6U.S. Government and Agency Obligations †			11,447	0.1%
Total Temporary Cash Investments (Cost $479,556)			479,556	4.4%[3]
Total Investments (Cost $8,131,245)			10,960,290	100.7%
Other Assets and Liabilities
Other Assets			115,777	1.1%
Liabilities[5]			(195,524)	(1.8%)
			(79,747)	(0.7%)
Net Assets			10,880,543	100.0%

Explorer Fund

At April 30, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	8,571,583
Overdistributed Net Investment Income	(11,970)
Accumulated Net Realized Losses	(512,956)
Unrealized Appreciation (Depreciation)
Investment Securities	2,829,045
Futures Contracts	4,838
Foreign Currencies	3
Net Assets	10,880,543

Investor Shares—Net Assets
Applicable to 88,811,290 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	7,305,847
Net Asset Value Per Share—Investor Shares	$82.26

Admiral Shares—Net Assets
Applicable to 46,675,229 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	3,574,696
Net Asset Value Per Share—Admiral Shares	$76.59

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $55,822,000.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.2% and 2.5%, respectively, of net assets.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Includes $56,995,000 of collateral received for securities on loan.
6 Securities with a value of $7,698,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Statement of Operations

Six Months Ended
April 30, 2011
($000)
Investment Income
Income
Dividends[1,2]	29,669
Interest[2]	409
Security Lending	955
Total Income	31,033
Expenses
Investment Advisory Fees—Note B
Basic Fee	10,237
Performance Adjustment	205
The Vanguard Group—Note C
Management and Administrative—Investor Shares	9,016
Management and Administrative—Admiral Shares	1,748
Marketing and Distribution—Investor Shares	757
Marketing and Distribution—Admiral Shares	375
Custodian Fees	112
Shareholders’ Reports—Investor Shares	46
Shareholders’ Reports—Admiral Shares	26
Trustees’ Fees and Expenses	10
Total Expenses	22,532
Expenses Paid Indirectly	(210)
Net Expenses	22,322
Net Investment Income	8,711
Realized Net Gain (Loss)
Investment Securities Sold[2]	1,069,112
Futures Contracts	30,151
Foreign Currencies	(65)
Realized Net Gain (Loss)	1,099,198
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,116,008
Futures Contracts	(191)
Foreign Currencies	3
Change in Unrealized Appreciation (Depreciation)	1,115,820
Net Increase (Decrease) in Net Assets Resulting from Operations	2,223,729

1 Dividends are net of foreign withholding taxes of $83,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $1,244,000, $356,000, and ($1,579,000), respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	8,711	21,883
Realized Net Gain (Loss)	1,099,198	666,088
Change in Unrealized Appreciation (Depreciation)	1,115,820	1,406,632
Net Increase (Decrease) in Net Assets Resulting from Operations	2,223,729	2,094,603
Distributions
Net Investment Income
Investor Shares	(9,771)	(10,678)
Admiral Shares	(9,545)	(7,955)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(19,316)	(18,633)
Capital Share Transactions
Investor Shares	(470,095)	(865,430)
Admiral Shares	(7,094)	13,342
Net Increase (Decrease) from Capital Share Transactions	(477,189)	(852,088)
Total Increase (Decrease)	1,727,224	1,223,882
Net Assets
Beginning of Period	9,153,319	7,929,437
End of Period[1]	10,880,543	9,153,319

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($11,970,000) and ($1,300,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	April 30,			Year Ended October 31,
Throughout Each Period	2011	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$66.02	$51.77	$45.54	$83.93	$80.26	$76.67
Investment Operations
Net Investment Income	.041	.109	.178	.295	.362	.302
Net Realized and Unrealized Gain (Loss)
on Investments	16.305	14.239	6.334	(31.589)	11.052	9.724
Total from Investment Operations	16.346	14.348	6.512	(31.294)	11.414	10.026
Distributions
Dividends from Net Investment Income	(.106)	(.098)	(.282)	(.310)	(.320)	(.230)
Distributions from Realized Capital Gains	—	—	—	(6.786)	(7.424)	(6.206)
Total Distributions	(.106)	(.098)	(.282)	(7.096)	(7.744)	(6.436)
Net Asset Value, End of Period	$82.26	$66.02	$51.77	$45.54	$83.93	$80.26

Total Return[1]	24.78%	27.74%	14.46%	-40.17%	15.31%	13.59%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,306	$6,290	$5,677	$5,026	$8,937	$8,517
Ratio of Total Expenses to
Average Net Assets[2]	0.50%	0.49%	0.54%	0.44%	0.41%	0.46%
Ratio of Net Investment Income to
Average Net Assets	0.12%	0.19%	0.38%	0.40%	0.44%	0.36%
Portfolio Turnover Rate	95%[3]	82%	95%	112%	90%	96%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.00%, (0.01%), (0.01%), (0.02%), (0.04%), and (0.03%).
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	April 30,			Year Ended October 31,
Throughout Each Period	2011	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$61.50	$48.21	$42.45	$78.25	$74.82	$71.47
Investment Operations
Net Investment Income	.080	.206	.246	.385	.478	.422
Net Realized and Unrealized Gain (Loss)
on Investments	15.199	13.259	5.881	(29.442)	10.299	9.050
Total from Investment Operations	15.279	13.465	6.127	(29.057)	10.777	9.472
Distributions
Dividends from Net Investment Income	(.189)	(.175)	(.367)	(.427)	(.437)	(.346)
Distributions from Realized Capital Gains	—	—	—	(6.316)	(6.910)	(5.776)
Total Distributions	(.189)	(.175)	(.367)	(6.743)	(7.347)	(6.122)
Net Asset Value, End of Period	$76.59	$61.50	$48.21	$42.45	$78.25	$74.82

Total Return	24.89%	27.98%	14.66%	-40.07%	15.53%	13.79%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,575	$2,864	$2,252	$2,023	$3,652	$3,264
Ratio of Total Expenses to
Average Net Assets[1]	0.34%	0.32%	0.34%	0.26%	0.23%	0.28%
Ratio of Net Investment Income to
Average Net Assets	0.28%	0.36%	0.58%	0.58%	0.62%	0.54%
Portfolio Turnover Rate	95%[2]	82%	95%	112%	90%	96%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Includes performance-based investment advisory fee increases (decreases) of 0.00%, (0.01%), (0.01%), (0.02%), (0.04%), and (0.03%).
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Notes to Financial Statements

Vanguard Explorer Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

Explorer Fund

4. Repurchase Agreements: The fund invests in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2007–2010), and for the period ended April 30, 2011, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Granahan Investment Management, Inc., Wellington Management Company, LLP, Kalmar Investment Advisers, Chartwell Investment Partners, L.P., and Century Capital Management, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Granahan Investment Management, Inc., Kalmar Investment Advisers, Wellington Management Company, LLP and Chartwell Investment Partners, L.P are subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 2500 Growth Index. The basic fee for Century Capital Management, LLC, is subject to quarterly adjustments based on performance since October 31, 2008, relative to a 50/50 blend of the Russell 2500 Index and Russell 2500 Growth Index.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $315,000 for the six months ended April 30, 2011.

For the six months ended April 30, 2011, the aggregate investment advisory fee represented an effective annual basic rate of 0.20% of the fund’s average net assets, before an increase of $205,000 (0.00%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital

Explorer Fund

contributions to Vanguard. At April 30, 2011, the fund had contributed capital of $1,698,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.68% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended April 30, 2011, these arrangements reduced the fund’s expenses by $210,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of April 30, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	10,463,645	17,089	—
Temporary Cash Investments	448,809	30,747	—
Futures Contracts—Assets[1]	1,038	—	—
Total	10,913,492	47,836	—
1 Represents variation margin on the last day of the reporting period.

F. At April 30, 2011, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	June 2011	2,121	183,233	3,607
S&P MidCap 400 Index	June 2011	26	13,175	1,060
E-mini S&P MidCap 400 Index	June 2011	90	9,122	171

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Explorer Fund

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended April 30, 2011, the fund realized net foreign currency losses of $65,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to overdistributed net investment income.

During the six months ended April 30, 2011, the fund realized $40,256,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2010, the fund had available capital loss carryforwards totaling $1,533,525,000 to offset future net capital gains of $88,551,000 through October 31, 2016, and $1,444,974,000 through October 31, 2017. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2011; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At April 30, 2011, the cost of investment securities for tax purposes was $8,131,245,000. Net unrealized appreciation of investment securities for tax purposes was $2,829,045,000, consisting of unrealized gains of $2,946,121,000 on securities that had risen in value since their purchase and $117,076,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the six months ended April 30, 2011, the fund purchased $4,625,085,000 of investment securities and sold $5,174,959,000 of investment securities, other than temporary cash investments. Realized net gains for the six months ended April 30, 2011, include $6,566,000 received from AXA Rosenberg Investment Management, a former investment advisor to the fund, as a result of a settlement with the Securities and Exchange Commission related to a coding error in its quantitative investment process. The settlement proceeds represent 0.06% of the fund’s average net assets for the six months ended April 30, 2011.

Explorer Fund

I. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
	Oct. 31, 2010		Proceeds from		April 30, 2011
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
ABIOMED Inc.	20,101	876	629	—	34,590
Beacon Roofing Supply Inc.	38,932	23,027	27,017	—	NA1
Liz Claiborne Inc.	NA2	19,012	—	—	34,392
Sabra Healthcare REIT Inc.	NA2	10,733	—	—	21,949
TiVo Inc.	NA2	15,896	10,533	—	60,739
Vonage Holdings Corp.	NA2	18,415	2,530	—	57,540
	59,033			—	209,210

1 Not applicable — At April 30, 2011, the security was still held, but the issuer was no longer an affiliated company of the fund.
2 Not applicable — At October 31, 2010, the issuer was not an affiliated company of the fund.

J. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		April 30, 2011	October 31, 2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	639,786	8,615	836,502	13,941
Issued in Lieu of Cash Distributions	9,647	133	10,536	182
Redeemed	(1,119,528)	(15,204)	(1,712,468)	(28,532)
Net Increase (Decrease)—Investor Shares	(470,095)	(6,456)	(865,430)	(14,409)
Admiral Shares
Issued	699,579	10,366	578,617	10,179
Issued in Lieu of Cash Distributions	8,743	130	7,302	135
Redeemed	(715,416)	(10,384)	(572,577)	(10,460)
Net Increase (Decrease)—Admiral Shares	(7,094)	112	13,342	(146)

K. In preparing the financial statements as of April 30, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended April 30, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Explorer Fund	10/31/2010	4/30/2011	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,247.81	$2.79
Admiral Shares	1,000.00	1,248.85	1.90
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.32	$2.51
Admiral Shares	1,000.00	1,023.11	1.71

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.50% for Investor Shares and 0.34% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Explorer Fund renewed the fund’s investment advisory arrangements with Granahan Investment Management, Inc.; Kalmar Investment Advisers; The Vanguard Group, Inc. (through its Quantitative Equity Group); Chartwell Investment Partners, L.P.; and Century Capital Management, LLC, and approved amendments to the fund’s investment advisory agreement with Wellington Management Company, LLP, effective February 1, 2011. The amended agreement contains a new advisory fee schedule that increases the advisory fee paid to Wellington Management. The board determined at that time that the retention and amendment to the investment advisory agreement of the advisors was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

Granahan Investment Management, Inc. Founded in 1985, Granahan specializes in small-cap growth equity investing. The firm uses fundamental research to select a portfolio of 125–175 stocks with sustainable growth characteristics. The advisor achieves portfolio diversification through dedicated allocations to three categories of growth companies: core growth (40%–70% of subportfolio assets), represented by companies with strong market position, based on proprietary products or services; pioneers (15%–30%), companies with unique technology or innovations; and special value (15%–30%), companies with growth potential overlooked by the market. The firm has managed a portion of the fund since 1990.

Wellington Management Company, LLP. Founded in 1928, Wellington Management is among the nation’s oldest and most respected institutional investment managers. Using a bottom-up, fundamentally driven approach, Wellington Management invests opportunistically in a diversified portfolio of high-quality stocks. The advisor attempts to identify companies that are early in their growth cycle. The research-intensive approach is supported by the team’s deep and tenured analytical staff, which may also make use of Wellington Management’s extensive industry research capabilities. The firm has advised the fund since 1967.

Kalmar Investment Advisers. Kalmar, together with its parent company, Kalmar Investments Inc., founded in 1982, specializes in small- and mid-cap growth equity investing. Kalmar is a research-driven investment firm that is entirely focused on the management of “growth with value” small- and mid-cap equity portfolios. Kalmar believes that there is a high-reward and low-risk anomaly offered by the equity market in the stocks of solid, well-managed, rapidly growing smaller companies. Through independent fundamental research, Kalmar attempts to discover such companies, buy them at undervalued levels, and own them for the longer term. The firm has managed a portion of the fund since 2005.

The Vanguard Group, Inc. Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth. Vanguard has managed a portion of the fund since 1997.

Chartwell Investment Partners, L.P. Chartwell is an independent, employee-owned firm, founded in 1997. The firm has expertise in small- and mid-cap equity management and employs a fundamental bottom-up strategy, seeking companies with superior growth potential trading at reasonable valuations. The firm has managed a portion of the fund since 1997.

Century Capital Management, LLC. Century Capital is a Boston-based investment management boutique, owned by the investment professionals within the firm. The public equity team, led by chief investment officer Alexander L. Thorndike, oversees two mutual funds: a small-cap growth fund and a large-cap fund. The team also oversees small-cap growth and small/mid-cap growth portfolios for institutional investors. Century Capital employs a fundamental, bottom-up investment approach that seeks to identify reasonably priced companies that will grow faster than the overall market. Independent research is a core tenet. The ideal investment is a well-managed company that is reasonably valued, in a non-capital-intensive business, with established products or services, a high return on equity, high recurring revenues, and improving margins. The firm has managed a portion of the fund since 2008.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of and amendment to (as applicable) the advisory arrangements.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that each advisor has carried out the fund’s investment strategy in disciplined fashion, and that performance results have allowed the fund to remain competitive versus its benchmark and its peer group. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider profitability of Granahan, Wellington Management, Kalmar, Chartwell, and Century Capital in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for Granahan, Wellington Management, Kalmar, Chartwell, and Century Capital. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each firm increase.

The board also concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	and President (2006–2008) of Rohm and Haas Co.
(chemicals); Director of Tyco International, Ltd.
F. William McNabb III	(diversified manufacturing and services) and Hewlett-
Born 1957. Trustee Since July 2009. Chairman of the	Packard Co. (electronic computer manufacturing);
Board. Principal Occupation(s) During the Past Five	Senior Advisor at New Mountain Capital; Trustee
Years: Chairman of the Board of The Vanguard Group,	of The Conference Board; Member of the Board of
Inc., and of each of the investment companies served	Managers of Delphi Automotive LLP (automotive
by The Vanguard Group, since January 2010; Director	components).
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group and of	Amy Gutmann
each of the investment companies served by The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Christopher H.
Vanguard Group (1995–2008).	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Independent Trustees	nication and the Graduate School of Education
of the University of Pennsylvania; Director of
Emerson U. Fullwood	Carnegie Corporation of New York, Schuylkill River
Born 1948. Trustee Since January 2008. Principal	Development Corporation, and Greater Philadelphia
Occupation(s) During the Past Five Years: Executive	Chamber of Commerce; Trustee of the National
Chief Staff and Marketing Officer for North America	Constitution Center; Chair of the Presidential
and Corporate Vice President (retired 2008) of Xerox	Commission for the Study of Bioethical Issues.
Corporation (document management products and
services); Executive in Residence and 2010	JoAnn Heffernan Heisen
Distinguished Minett Professor at the Rochester	Born 1950. Trustee Since July 1998. Principal
Institute of Technology; Director of SPX Corporation	Occupation(s) During the Past Five Years: Corporate
(multi-industry manufacturing), the United Way of	Vice President and Chief Global Diversity Officer
Rochester, Amerigroup Corporation (managed health	(retired 2008) and Member of the Executive
care), the University of Rochester Medical Center,	Committee (1997–2008) of Johnson & Johnson
Monroe Community College Foundation, and North	(pharmaceuticals/consumer products); Director of
Carolina A&T University.	Skytop Lodge Corporation (hotels), the University
Medical Center at Princeton, the Robert Wood
Rajiv L. Gupta	Johnson Foundation, and the Center for Work Life
Born 1945. Trustee Since December 2001.[2]	Policy; Member of the Advisory Board of the
Principal Occupation(s) During the Past Five Years:	Maxwell School of Citizenship and Public Affairs
Chairman and Chief Executive Officer (retired 2009)	at Syracuse University.

F. Joseph Loughrey	Thomas J. Higgins
Born 1949. Trustee Since October 2009. Principal	Born 1957. Chief Financial Officer Since September
Occupation(s) During the Past Five Years: President	2008. Principal Occupation(s) During the Past Five
and Chief Operating Officer (retired 2009) and Vice	Years: Principal of The Vanguard Group, Inc.; Chief
Chairman of the Board (2008–2009) of Cummins Inc.	Financial Officer of each of the investment companies
(industrial machinery); Director of SKF AB (industrial	served by The Vanguard Group since 2008; Treasurer
machinery), Hillenbrand, Inc. (specialized consumer	of each of the investment companies served by The
services), the Lumina Foundation for Education, and	Vanguard Group (1998–2008).
Oxfam America; Chairman of the Advisory Council
for the College of Arts and Letters and Member	Kathryn J. Hyatt
of the Advisory Board to the Kellogg Institute for	Born 1955. Treasurer Since November 2008. Principal
International Studies at the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Treasurer of each of
André F. Perold	the investment companies served by The Vanguard
Born 1952. Trustee Since December 2004. Principal	Group since 2008; Assistant Treasurer of each of the
Occupation(s) During the Past Five Years: George	investment companies served by The Vanguard Group
Gund Professor of Finance and Banking at the Harvard	(1988–2008).
Business School; Chair of the Investment Committee
of HighVista Strategies LLC (private investment firm).	Heidi Stam
Born 1956. Secretary Since July 2005. Principal
Alfred M. Rankin, Jr.	Occupation(s) During the Past Five Years: Managing
Born 1941. Trustee Since January 1993. Principal	Director of The Vanguard Group, Inc., since 2006;
Occupation(s) During the Past Five Years: Chairman,	General Counsel of The Vanguard Group since 2005;
President, and Chief Executive Officer of NACCO	Secretary of The Vanguard Group and of each of the
Industries, Inc. (forklift trucks/housewares/lignite);	investment companies served by The Vanguard Group
Director of Goodrich Corporation (industrial products/	since 2005; Director and Senior Vice President of
aircraft systems and services) and the National	Vanguard Marketing Corporation since 2005;
Association of Manufacturers; Chairman of the	Principal of The Vanguard Group (1997–2006).
Federal Reserve Bank of Cleveland; Vice Chairman
of University Hospitals of Cleveland; President of
the Board of The Cleveland Museum of Art.	Vanguard Senior Management Team

Peter F. Volanakis	R. Gregory Barton	Michael S. Miller
Born 1955. Trustee Since July 2009. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: President	Kathleen C. Gubanich	Glenn W. Reed
and Chief Operating Officer (retired 2010) of Corning	Paul A. Heller	George U. Sauter
Incorporated (communications equipment); Director of	Martha G. King
Corning Incorporated (2000–2010) and Dow Corning
(2001–2010); Overseer of the Amos Tuck School of
Business Administration at Dartmouth College.	Chairman Emeritus and Senior Advisor

John J. Brennan
Executive Officers	Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008
Glenn Booraem
Born 1967. Controller Since July 2010. Principal
Occupation(s) During the Past Five Years: Principal	Founder
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard	John C. Bogle
Group since 2010; Assistant Controller of each of	Chairman and Chief Executive Officer, 1974–1996
the investment companies served by The Vanguard
Group (2001–2010).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

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Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q242 062011

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2011

			Market
			Value
		Shares	($000)
Common Stocks (96.3%)[1]
Consumer Discretionary (11.8%)
	Cinemark Holdings Inc.	2,542,130	51,682
*	MGM Resorts International	4,058,610	51,382
	Williams-Sonoma Inc.	1,109,159	48,149
*	DreamWorks Animation SKG Inc. Class A	1,744,780	46,219
	Gentex Corp.	1,423,455	44,625
*	Life Time Fitness Inc.	1,034,865	40,484
*	CarMax Inc.	1,143,842	39,691
	Tractor Supply Co.	606,880	37,548
*	LKQ Corp.	1,455,520	36,708
	Texas Roadhouse Inc. Class A	2,222,108	36,154
	DeVry Inc.	679,195	35,929
*,^,2	Liz Claiborne Inc.	5,467,710	34,392
	Aaron's Inc.	1,162,300	33,463
*	G-III Apparel Group Ltd.	718,450	32,230
*	Bally Technologies Inc.	793,820	30,951
	Lennar Corp. Class A	1,583,600	30,073
*	Steven Madden Ltd.	541,475	28,779
*	Pier 1 Imports Inc.	2,268,793	27,634
*	DSW Inc. Class A	563,296	26,745
*	GameStop Corp. Class A	1,024,945	26,321
*	WMS Industries Inc.	767,844	25,185
*	Coinstar Inc.	458,671	24,759
*	O'Reilly Automotive Inc.	411,011	24,274
	Service Corp. International	2,002,130	23,565
*	Buffalo Wild Wings Inc.	379,100	23,163
	Interpublic Group of Cos. Inc.	1,512,630	17,773
*	Cheesecake Factory Inc.	565,513	16,637
*	Talbots Inc.	2,452,590	13,195
*	Gaylord Entertainment Co.	365,236	13,101
*	Ulta Salon Cosmetics & Fragrance Inc.	245,038	13,034
*	priceline.com Inc.	22,148	12,115
*	Warnaco Group Inc.	187,962	12,097
*	Live Nation Entertainment Inc.	1,041,120	11,546
*	Tempur-Pedic International Inc.	175,165	10,997
	Sotheby's	208,130	10,515
*	Urban Outfitters Inc.	330,110	10,385
*	K12 Inc.	259,783	10,228
	Starwood Hotels & Resorts Worldwide Inc.	169,050	10,070
	Express Inc.	453,444	9,790
*	Steiner Leisure Ltd.	200,000	9,708
*	Fossil Inc.	99,667	9,546
	Tiffany & Co.	131,950	9,163
	Monro Muffler Brake Inc.	298,825	9,078
*	Lululemon Athletica Inc.	90,000	9,003
*	BJ's Restaurants Inc.	190,000	8,920
	Nordstrom Inc.	172,142	8,185
	Wyndham Worldwide Corp.	229,855	7,955
*	JOS A Bank Clothiers Inc.	150,000	7,863
*	Domino's Pizza Inc.	417,091	7,745
	Darden Restaurants Inc.	163,843	7,696
*	SodaStream International Ltd.	160,000	7,318
	Coach Inc.	120,319	7,196
	Bebe Stores Inc.	1,059,450	7,120
	Ross Stores Inc.	95,737	7,055
*	Capella Education Co.	134,800	6,686
*	American Public Education Inc.	156,200	6,599
*	Penn National Gaming Inc.	160,038	6,403
*	ITT Educational Services Inc.	82,554	5,922
	MDC Partners Inc. Class A	344,925	5,736
*	Lumber Liquidators Holdings Inc.	216,800	5,626
*	Tenneco Inc.	115,831	5,353

1

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2011

			Market
			Value
		Shares	($000)
*	Panera Bread Co. Class A	43,400	5,256
*	CROCS Inc.	246,985	4,967
*	Pinnacle Entertainment Inc.	351,137	4,874
	Strayer Education Inc.	33,000	4,088
	Group 1 Automotive Inc.	89,397	3,848
	PetSmart Inc.	85,695	3,614
	Polaris Industries Inc.	29,879	3,150
*	Signet Jewelers Ltd.	71,000	3,106
	Weight Watchers International Inc.	39,100	3,040
*	Chipotle Mexican Grill Inc. Class A	11,371	3,034
	Autoliv Inc.	36,275	2,907
	John Wiley & Sons Inc. Class A	54,677	2,785
*	TRW Automotive Holdings Corp.	48,706	2,779
	Foot Locker Inc.	126,300	2,718
*	Dana Holding Corp.	149,353	2,714
*	ANN Inc.	83,171	2,596
*	Peet's Coffee & Tea Inc.	53,000	2,463
	Cracker Barrel Old Country Store Inc.	46,933	2,404
	Finish Line Inc. Class A	105,706	2,272
*	Sally Beauty Holdings Inc.	143,937	2,129
	American Eagle Outfitters Inc.	126,200	1,964
	Cato Corp. Class A	76,196	1,944
	Brinker International Inc.	79,099	1,905
*	Jack in the Box Inc.	89,000	1,838
	Sinclair Broadcast Group Inc. Class A	143,800	1,652
	Family Dollar Stores Inc.	28,475	1,544
*	Valassis Communications Inc.	52,926	1,526
*	American Axle & Manufacturing Holdings Inc.	97,145	1,243
*	Deckers Outdoor Corp.	14,406	1,222
*	Timberland Co. Class A	25,524	1,153
*	Belo Corp. Class A	108,300	915
*	Dick's Sporting Goods Inc.	20,000	819
	Harman International Industries Inc.	16,500	801
*	BorgWarner Inc.	5,832	450
*	DineEquity Inc.	6,141	307
	Arbitron Inc.	6,850	265
*	Krispy Kreme Doughnuts Inc. Warrants Exp. 03/02/2012	8,183	1
			1,281,757
Consumer Staples (2.8%)
	Herbalife Ltd.	616,934	55,388
*	Smithfield Foods Inc.	1,852,050	43,634
	Pricesmart Inc.	833,381	34,702
	Nu Skin Enterprises Inc. Class A	1,061,677	34,069
*	Fresh Market Inc.	800,687	33,485
*	Cott Corp.	3,345,879	29,845
*	United Natural Foods Inc.	598,194	25,537
*	BJ's Wholesale Club Inc.	288,200	14,790
*	Green Mountain Coffee Roasters Inc.	204,000	13,660
*	Boston Beer Co. Inc. Class A	91,953	8,668
	Diamond Foods Inc.	120,000	7,872
	B&G Foods Inc. Class A	126,090	2,280
	Lancaster Colony Corp.	8,220	502
	Coca-Cola Bottling Co. Consolidated	4,450	314
			304,746
Energy (7.1%)
*	Comstock Resources Inc.	1,463,970	46,935
*	Global Industries Ltd.	4,514,046	44,509
*	Atwood Oceanics Inc.	957,645	43,027
	Core Laboratories NV	401,991	38,583
*	Hornbeck Offshore Services Inc.	1,279,100	37,388
*	Brigham Exploration Co.	1,018,245	34,142
*	Rosetta Resources Inc.	689,840	31,684
*	Key Energy Services Inc.	1,732,455	31,531
	Tidewater Inc.	503,005	29,934

2

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2011

			Market
			Value
		Shares	($000)
	SM Energy Co.	392,117	29,746
*	Tetra Technologies Inc.	1,939,216	28,642
*	Alpha Natural Resources Inc.	483,450	28,122
*	SandRidge Energy Inc.	1,998,962	24,707
*	ION Geophysical Corp.	1,918,300	24,247
*	Tesco Corp.	1,225,497	23,052
*	Clean Energy Fuels Corp.	1,318,620	22,469
*	Petrohawk Energy Corp.	827,620	22,354
	Berry Petroleum Co. Class A	405,550	21,547
	Niko Resources Ltd.	240,475	20,293
	CARBO Ceramics Inc.	121,319	19,525
*	Complete Production Services Inc.	549,400	18,647
*	Southwestern Energy Co.	397,625	17,440
*	Energy XXI Bermuda Ltd.	425,350	15,419
	RPC Inc.	524,329	14,183
*	Pioneer Drilling Co.	871,250	13,504
*	Oceaneering International Inc.	146,270	12,787
*	Whiting Petroleum Corp.	179,977	12,508
*	Oil States International Inc.	126,779	10,524
	Patterson-UTI Energy Inc.	307,119	9,554
*	Newfield Exploration Co.	118,566	8,394
*	Kodiak Oil & Gas Corp.	880,588	6,182
	Cabot Oil & Gas Corp.	100,800	5,673
*	Basic Energy Services Inc.	181,300	5,573
*	Rex Energy Corp.	420,105	5,390
*	International Coal Group Inc.	428,700	4,729
	Arch Coal Inc.	95,640	3,280
*	Patriot Coal Corp.	121,550	3,061
	W&T Offshore Inc.	82,328	2,207
*	Clayton Williams Energy Inc.	23,032	2,086
	Holly Corp.	29,273	1,695
*	Concho Resources Inc.	12,381	1,323
*	Cloud Peak Energy Inc.	14,313	298
*	Petroquest Energy Inc.	14,109	124
			777,018
Exchange-Traded Funds (1.7%)
3	Vanguard Small-Cap ETF	1,165,083	94,733
^,3	Vanguard Small-Cap Growth ETF	713,200	63,589
	iShares Russell 2000 Index Fund	344,451	29,750
			188,072
Financials (6.6%)
*	NASDAQ OMX Group Inc.	1,731,810	46,932
*	Affiliated Managers Group Inc.	410,094	44,733
	SEI Investments Co.	1,896,812	42,356
	Cash America International Inc.	784,198	37,210
	Redwood Trust Inc.	2,178,070	34,479
	Waddell & Reed Financial Inc. Class A	783,450	32,129
	Lazard Ltd. Class A	772,230	31,661
	Evercore Partners Inc. Class A	851,500	29,709
*	National Financial Partners Corp.	1,728,254	27,808
	Och-Ziff Capital Management Group LLC Class A	1,717,450	27,599
*	HFF Inc. Class A	1,790,594	26,805
	Brown & Brown Inc.	1,011,870	26,157
	MFA Financial Inc.	3,275,770	26,141
	Jefferies Group Inc.	1,007,563	24,353
	MB Financial Inc.	1,097,175	22,701
*	Signature Bank	380,499	22,149
*,2	Sabra Healthcare REIT Inc.	1,304,953	21,949
	PrivateBancorp Inc. Class A	1,182,450	18,612
	Everest Re Group Ltd.	196,000	17,859
	TCF Financial Corp.	1,072,100	16,714
	American Assets Trust Inc.	737,000	16,273
*	CB Richard Ellis Group Inc. Class A	499,666	13,346
*	LPL Investment Holdings Inc.	292,300	10,722

3

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2011

			Market
			Value
		Shares	($000)
	Platinum Underwriters Holdings Ltd.	270,997	10,246
*	eHealth Inc.	690,000	9,384
	Northwest Bancshares Inc.	701,900	8,837
	Valley National Bancorp	574,200	8,223
*	IntercontinentalExchange Inc.	50,794	6,113
	Marsh & McLennan Cos. Inc.	194,043	5,876
	Discover Financial Services	234,264	5,819
	Webster Financial Corp.	266,554	5,736
	Fifth Third Bancorp	407,918	5,413
*	Nara Bancorp Inc.	347,232	3,413
	QC Holdings Inc.	670,000	3,290
	First Midwest Bancorp Inc.	204,577	2,680
*	Credit Acceptance Corp.	30,503	2,468
*	Ezcorp Inc. Class A	75,229	2,369
*	World Acceptance Corp.	33,976	2,309
	Nelnet Inc. Class A	91,976	2,118
*	Arch Capital Group Ltd.	20,210	2,102
	Endurance Specialty Holdings Ltd.	42,233	1,873
	Rayonier Inc.	27,518	1,826
	Provident Financial Services Inc.	121,042	1,757
	Bank of the Ozarks Inc.	38,425	1,711
*	Netspend Holdings Inc.	144,000	1,672
*	First Cash Financial Services Inc.	37,261	1,462
*	First Republic Bank	45,593	1,429
	Potlatch Corp.	33,337	1,290
	Getty Realty Corp.	44,841	1,139
	Omega Healthcare Investors Inc.	48,400	1,111
	Universal Health Realty Income Trust	13,000	560
	Urstadt Biddle Properties Inc. Class A	22,400	441
	Digital Realty Trust Inc.	2,565	155
			721,219
Health Care (17.6%)
*	Regeneron Pharmaceuticals Inc.	1,518,681	77,620
*	Bruker Corp.	3,912,685	77,236
*	Coventry Health Care Inc.	2,387,510	77,045
	Cooper Cos. Inc.	1,010,238	75,667
*	Covance Inc.	854,487	53,491
*	Alkermes Inc.	3,521,900	50,786
*	Allscripts Healthcare Solutions Inc.	2,279,495	49,100
*	Health Management Associates Inc. Class A	4,323,762	48,772
*	Brookdale Senior Living Inc. Class A	1,661,840	45,269
*	Mettler-Toledo International Inc.	230,375	43,172
*	Bio-Rad Laboratories Inc. Class A	321,310	40,202
*	Seattle Genetics Inc.	2,377,174	39,485
	PerkinElmer Inc.	1,350,750	38,186
*	Elan Corp. plc ADR	4,507,780	36,513
*	Cubist Pharmaceuticals Inc.	1,070,600	36,240
*	ICON plc ADR	1,446,695	35,531
*	Henry Schein Inc.	479,000	35,001
*	ResMed Inc.	1,087,250	34,672
*,2	ABIOMED Inc.	1,990,200	34,590
	West Pharmaceutical Services Inc.	673,650	31,823
*	Kindred Healthcare Inc.	1,224,364	30,878
*	Edwards Lifesciences Corp.	350,200	30,240
	DENTSPLY International Inc.	792,200	29,739
*	Incyte Corp. Ltd.	1,609,020	29,735
*	Healthspring Inc.	707,500	29,354
	Pharmaceutical Product Development Inc.	910,750	28,097
*	QIAGEN NV	1,293,400	27,640
*	IPC The Hospitalist Co. Inc.	515,170	26,717
*	Onyx Pharmaceuticals Inc.	685,150	25,741
*	Parexel International Corp.	916,950	25,455
*	BioMarin Pharmaceutical Inc.	944,600	25,400
*	Exelixis Inc.	2,020,010	24,765

4

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2011

			Market
			Value
		Shares	($000)
*	NxStage Medical Inc.	1,003,804	24,734
*	Nektar Therapeutics	2,272,400	23,588
*	Hospira Inc.	404,645	22,955
*	SXC Health Solutions Corp.	415,559	22,922
*	Jazz Pharmaceuticals Inc.	678,700	21,657
*	Cephalon Inc.	278,000	21,350
	Quality Systems Inc.	236,733	21,240
*	Salix Pharmaceuticals Ltd.	534,239	20,990
*	Alexion Pharmaceuticals Inc.	215,071	20,838
*	Volcano Corp.	779,640	20,785
*,^	Cadence Pharmaceuticals Inc.	2,197,319	18,633
*	Momenta Pharmaceuticals Inc.	957,900	18,076
	Warner Chilcott plc Class A	777,600	17,924
	Hikma Pharmaceuticals plc	1,300,350	17,089
*	Targacept Inc.	700,851	16,947
*	MWI Veterinary Supply Inc.	190,493	15,843
*	Ardea Biosciences Inc.	553,900	15,703
*	Agilent Technologies Inc.	294,964	14,722
*	Amylin Pharmaceuticals Inc.	1,092,650	14,532
	Patterson Cos. Inc.	415,800	14,432
*	Sirona Dental Systems Inc.	235,082	13,416
*	Luminex Corp.	665,100	12,896
*	Align Technology Inc.	508,200	12,268
*	United Therapeutics Corp.	171,170	11,462
*	Isis Pharmaceuticals Inc.	1,197,849	11,236
*	Watson Pharmaceuticals Inc.	177,100	10,984
*	WuXi PharmaTech Cayman Inc. ADR	608,250	10,705
*	Par Pharmaceutical Cos. Inc.	310,000	10,676
*	Immunogen Inc.	750,400	10,025
*	Cerner Corp.	81,061	9,742
*	Medco Health Solutions Inc.	159,842	9,483
*	Catalyst Health Solutions Inc.	153,692	9,154
*,^	Accretive Health Inc.	279,567	7,895
	Invacare Corp.	216,599	7,126
*	Questcor Pharmaceuticals Inc.	338,579	6,941
	AmerisourceBergen Corp. Class A	167,406	6,803
*	Cepheid Inc.	208,289	6,730
*	ExamWorks Group Inc.	231,566	5,141
*	NPS Pharmaceuticals Inc.	480,529	4,983
*	Skilled Healthcare Group Inc.	387,473	4,696
*	Medidata Solutions Inc.	180,935	4,645
*	Mylan Inc.	166,363	4,146
*	AMN Healthcare Services Inc.	449,675	3,881
	Universal Health Services Inc. Class B	50,261	2,753
	Chemed Corp.	38,106	2,653
*	Healthsouth Corp.	100,182	2,568
	STERIS Corp.	70,203	2,530
*	AMERIGROUP Corp.	35,464	2,422
*	Charles River Laboratories International Inc.	57,400	2,422
*	Sunrise Senior Living Inc.	220,310	2,287
	Perrigo Co.	24,542	2,218
*	Community Health Systems Inc.	70,519	2,167
*	Corvel Corp.	41,339	2,141
*	Medicines Co.	129,454	2,032
*	Neurocrine Biosciences Inc.	217,222	1,670
*	Impax Laboratories Inc.	58,535	1,603
*	Depomed Inc.	168,682	1,489
*	Emergent Biosolutions Inc.	45,011	1,045
	PDL BioPharma Inc.	159,205	1,022
*	Array Biopharma Inc.	266,145	822
	Lincare Holdings Inc.	23,210	729
*	Kinetic Concepts Inc.	11,800	697
*	Caliper Life Sciences Inc.	94,467	632
*	IDEXX Laboratories Inc.	7,757	632

5

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2011

			Market
			Value
		Shares	($000)
*	Arqule Inc.	85,101	601
*	Genomic Health Inc.	12,692	346
*	Nabi Biopharmaceuticals	31,169	180
			1,911,817
Industrials (16.0%)
	Kennametal Inc.	1,363,227	57,555
*	Genesee & Wyoming Inc. Class A	922,060	57,149
*	Beacon Roofing Supply Inc.	2,284,136	50,982
*	Navistar International Corp.	725,910	50,465
	Con-way Inc.	1,160,130	45,152
	MSC Industrial Direct Co. Class A	606,005	43,384
*	EnerSys	1,132,140	42,897
	Belden Inc.	1,123,800	42,738
	Flowserve Corp.	324,320	41,065
	Chicago Bridge & Iron Co. NV	1,007,261	40,834
*	IHS Inc. Class A	450,607	39,762
*	BE Aerospace Inc.	1,018,842	39,317
	Lennox International Inc.	779,630	37,898
*	Middleby Corp.	394,485	35,373
	Pentair Inc.	870,680	34,967
*	Meritor Inc.	1,995,120	34,336
*	Swift Transportation Co.	2,443,440	34,281
*	Teledyne Technologies Inc.	654,510	33,046
*	Kansas City Southern	543,980	31,611
*	AerCap Holdings NV	2,173,359	31,123
	AMETEK Inc.	659,785	30,377
	Trinity Industries Inc.	817,640	29,599
	Armstrong World Industries Inc.	649,430	29,062
	Knight Transportation Inc.	1,532,025	27,592
	United Stationers Inc.	381,400	27,484
	UTi Worldwide Inc.	1,152,235	25,822
*	RBC Bearings Inc.	646,194	25,370
*	II-VI Inc.	428,600	24,795
*	JetBlue Airways Corp.	4,320,050	24,451
*	Stericycle Inc.	263,035	24,010
	IESI-BFC Ltd.	904,200	22,912
*	General Cable Corp.	457,440	22,186
*,^	A123 Systems Inc.	3,507,300	21,184
	Triumph Group Inc.	244,800	21,082
	Titan International Inc.	680,700	21,027
	Gardner Denver Inc.	238,390	20,599
*	Huron Consulting Group Inc.	696,500	20,059
*	Corrections Corp. of America	799,244	19,893
*	United Rentals Inc.	650,382	19,134
*	AGCO Corp.	331,250	19,073
*	DigitalGlobe Inc.	650,340	18,860
	Landstar System Inc.	396,530	18,796
*	GeoEye Inc.	486,420	18,041
	Interface Inc. Class A	966,900	18,023
	Watsco Inc.	243,060	17,231
	Applied Industrial Technologies Inc.	471,547	16,627
	ABM Industries Inc.	619,600	15,069
*	TrueBlue Inc.	1,024,810	14,429
*	SFN Group Inc.	1,366,879	14,393
*	Kforce Inc.	896,671	14,033
	Woodward Inc.	378,300	14,016
*	Rush Enterprises Inc. Class A	628,326	13,239
	Robert Half International Inc.	418,828	12,703
*	CAI International Inc.	478,500	12,039
*	TransDigm Group Inc.	140,225	11,681
	Donaldson Co. Inc.	183,380	11,228
*	Chart Industries Inc.	216,705	10,534
*	Advisory Board Co.	219,308	10,246
	Robbins & Myers Inc.	230,093	10,002

6

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2011

			Market
			Value
		Shares	($000)
	Goodrich Corp.	111,428	9,847
*	Atlas Air Worldwide Holdings Inc.	140,282	9,667
*	Altra Holdings Inc.	347,459	8,822
*	Polypore International Inc.	138,500	8,555
*	RailAmerica Inc.	499,275	8,498
*	Korn/Ferry International	375,400	7,775
*	Babcock & Wilcox Co.	243,073	7,635
*	HUB Group Inc. Class A	181,887	7,326
*	Flow International Corp.	1,680,618	7,243
	JB Hunt Transport Services Inc.	149,694	7,137
*	Exponent Inc.	146,582	6,290
*	H&E Equipment Services Inc.	254,600	5,067
*	Clean Harbors Inc.	50,472	4,971
*	Greenbrier Cos. Inc.	168,600	4,564
	Heartland Express Inc.	222,760	3,843
*	United Continental Holdings Inc.	167,643	3,826
*	WABCO Holdings Inc.	50,894	3,759
	Timken Co.	60,973	3,438
*	Orbital Sciences Corp.	163,567	3,080
	Waste Connections Inc.	99,408	3,059
	Toro Co.	41,235	2,800
	HEICO Corp.	55,198	2,658
	HEICO Corp. Class A	73,063	2,598
	Actuant Corp. Class A	90,093	2,501
*	Sauer-Danfoss Inc.	41,808	2,467
	Deluxe Corp.	89,409	2,421
*	Trimas Corp.	99,777	2,316
*	Alaska Air Group Inc.	35,062	2,310
	KBR Inc.	59,509	2,283
	TAL International Group Inc.	61,588	2,220
*	Consolidated Graphics Inc.	39,249	2,204
	Textainer Group Holdings Ltd.	61,574	2,183
	Healthcare Services Group Inc.	121,715	2,162
	Cubic Corp.	38,422	2,078
	Steelcase Inc. Class A	167,879	1,939
	Great Lakes Dredge & Dock Corp.	259,928	1,936
	Ryder System Inc.	33,492	1,792
	Watts Water Technologies Inc. Class A	44,688	1,729
*	DXP Enterprises Inc.	64,182	1,685
*	Innerworkings Inc.	152,644	1,369
*	Hertz Global Holdings Inc.	75,000	1,291
	Nordson Corp.	21,182	1,207
	Copa Holdings SA Class A	13,000	756
*	Trex Co. Inc.	14,990	481
	Werner Enterprises Inc.	16,252	425
*	WESCO International Inc.	4,861	301
			1,743,350
Information Technology (26.8%)
*	Alliance Data Systems Corp.	1,002,805	95,266
*	VeriFone Systems Inc.	1,691,320	92,718
*	Microsemi Corp.	3,562,045	84,064
*	Ariba Inc.	2,192,032	76,217
*	Polycom Inc.	1,221,770	73,098
*	Netlogic Microsystems Inc.	1,409,679	60,799
*,2	TiVo Inc.	6,346,860	60,739
*	Teradyne Inc.	3,723,014	59,941
*	Sapient Corp.	4,482,100	56,586
*	Cadence Design Systems Inc.	5,405,950	56,114
	MKS Instruments Inc.	1,965,050	55,768
*	ON Semiconductor Corp.	5,222,299	54,886
*	MICROS Systems Inc.	1,025,101	53,326
*	SunPower Corp. Class B	2,293,996	49,023
*	Trimble Navigation Ltd.	1,021,180	47,832
*	Atmel Corp.	3,106,251	47,526

7

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2011

			Market
			Value
		Shares	($000)
*	Parametric Technology Corp.	1,946,215	47,235
	Avago Technologies Ltd.	1,381,585	46,228
*	IAC/InterActiveCorp	1,253,326	45,258
*	Rovi Corp.	858,661	41,697
*	WebMD Health Corp.	638,141	36,929
	Jabil Circuit Inc.	1,831,920	36,345
*	Celestica Inc.	3,263,852	36,098
*	Convergys Corp.	2,465,430	35,749
	Maxim Integrated Products Inc.	1,297,120	35,463
	Power Integrations Inc.	876,265	35,349
	Littelfuse Inc.	559,250	34,791
	Factset Research Systems Inc.	314,744	34,436
*	Informatica Corp.	614,628	34,425
*	FEI Co.	1,056,430	34,292
*	LSI Corp.	4,562,030	33,440
*	Ingram Micro Inc.	1,719,753	32,211
*	NICE Systems Ltd. ADR	834,013	31,801
*	ValueClick Inc.	1,891,130	31,676
*	j2 Global Communications Inc.	1,071,950	31,580
*	SuccessFactors Inc.	910,248	31,558
*	Concur Technologies Inc.	533,513	30,874
*	CommVault Systems Inc.	781,970	30,802
*	F5 Networks Inc.	302,495	30,661
*	Quest Software Inc.	1,180,700	30,415
*	QLogic Corp.	1,606,880	28,892
	Syntel Inc.	527,356	28,836
*,^	STEC Inc.	1,295,280	27,097
*	Progress Software Corp.	913,849	27,096
	ADTRAN Inc.	652,935	26,947
*	Digital River Inc.	826,635	26,899
*	Cree Inc.	642,600	26,180
*	Nuance Communications Inc.	1,163,280	24,080
*	Genpact Ltd.	1,486,045	23,910
*	Euronet Worldwide Inc.	1,268,330	23,781
*	Verigy Ltd.	1,642,720	23,754
*	Cymer Inc.	484,934	23,330
*	VistaPrint NV	419,550	22,824
	Comtech Telecommunications Corp.	783,610	22,176
	Black Box Corp.	626,200	21,879
*	SolarWinds Inc.	883,600	21,410
*	Acxiom Corp.	1,465,175	21,333
*	RightNow Technologies Inc.	582,700	21,082
*	PMC - Sierra Inc.	2,523,403	20,238
*	Finisar Corp.	703,692	19,767
*	Salesforce.com Inc.	140,355	19,453
*	Varian Semiconductor Equipment Associates Inc.	447,480	18,763
*	CACI International Inc. Class A	298,400	18,235
*	Fortinet Inc.	373,780	18,203
*	Gartner Inc.	417,367	17,909
*	RF Micro Devices Inc.	2,662,840	17,734
*	Cypress Semiconductor Corp.	810,967	17,647
*	S1 Corp.	2,553,100	17,540
*	RADWARE Ltd.	478,450	16,856
	National Instruments Corp.	547,838	16,621
*,^	Hollysys Automation Technologies Ltd.	1,376,760	16,535
*	Constant Contact Inc.	595,200	16,493
*	Ciena Corp.	580,550	16,395
*	Red Hat Inc.	345,300	16,391
*	Acme Packet Inc.	185,335	15,311
*	Sourcefire Inc.	565,726	15,060
*	QLIK Technologies Inc.	452,089	14,494
*	Hittite Microwave Corp.	210,250	13,538
*	Silicon Laboratories Inc.	306,020	13,336
	FLIR Systems Inc.	371,140	13,072

8

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2011

			Market
			Value
		Shares	($000)
*	Entropic Communications Inc.	1,377,000	12,063
*	Cardtronics Inc.	528,955	11,240
*	Diodes Inc.	317,775	10,874
*	SAVVIS Inc.	265,394	10,446
*,^	Ancestry.com Inc.	223,914	10,233
*	FleetCor Technologies Inc.	255,911	9,599
*	LogMeIn Inc.	215,508	9,282
	Pegasystems Inc.	236,650	8,787
*	comScore Inc.	252,007	7,512
	Anixter International Inc.	99,611	7,485
*	Oclaro Inc.	655,578	7,352
*	Aviat Networks Inc.	1,403,735	7,187
*	Synchronoss Technologies Inc.	209,977	6,774
*	DealerTrack Holdings Inc.	300,000	6,738
*	Skyworks Solutions Inc.	198,632	6,249
*	Taleo Corp. Class A	166,675	6,045
*	Advent Software Inc.	194,112	5,286
*	DemandTec Inc.	451,532	4,998
*	Cognizant Technology Solutions Corp. Class A	59,082	4,898
*	Aruba Networks Inc.	109,198	3,923
*	Omnivision Technologies Inc.	113,382	3,810
*	TIBCO Software Inc.	124,587	3,736
	Global Payments Inc.	63,700	3,391
*	Atheros Communications Inc.	72,000	3,230
*	NCR Corp.	160,934	3,188
*	JDS Uniphase Corp.	149,495	3,115
*	Monolithic Power Systems Inc.	160,000	2,717
*	Novellus Systems Inc.	83,654	2,685
	MAXIMUS Inc.	33,212	2,657
*	Itron Inc.	47,674	2,595
*	Blue Coat Systems Inc.	90,000	2,592
	DST Systems Inc.	50,796	2,505
	Intersil Corp. Class A	165,495	2,444
*	Lattice Semiconductor Corp.	357,040	2,424
*	Manhattan Associates Inc.	67,038	2,423
	Opnet Technologies Inc.	61,366	2,403
*	Booz Allen Hamilton Holding Corp.	119,941	2,320
*	Netscout Systems Inc.	88,294	2,259
*	Advanced Micro Devices Inc.	240,612	2,190
*	Take-Two Interactive Software Inc.	134,955	2,184
*	Nova Measuring Instruments Ltd.	220,000	2,169
*	Riverbed Technology Inc.	60,000	2,108
*	Silicon Image Inc.	244,313	2,033
*	Coherent Inc.	32,160	2,010
*	Mentor Graphics Corp.	125,360	1,849
*	PROS Holdings Inc.	110,000	1,725
	Daktronics Inc.	156,200	1,676
*	Brightpoint Inc.	149,355	1,511
*,^	Power-One Inc.	171,730	1,418
*	Websense Inc.	51,251	1,322
	Solera Holdings Inc.	20,513	1,128
*	Zebra Technologies Corp.	18,500	727
*	Silicon Graphics International Corp.	35,100	645
*	Interactive Intelligence Inc.	15,892	595
*	Magma Design Automation Inc.	79,969	509
*	Anadigics Inc.	102,021	399
*	Cirrus Logic Inc.	14,743	244
*	Ultimate Software Group Inc.	3,694	207
			2,918,427
Materials (3.9%)
^	Silgan Holdings Inc.	1,065,920	48,883
	Albemarle Corp.	563,035	39,722
	Sensient Technologies Corp.	803,945	30,461
*	Ferro Corp.	2,003,696	30,055

9

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2011

					Market
					Value
				Shares	($000)
	Olin Corp.			1,161,660	29,901
*	Graphic Packaging Holding Co.			5,282,700	29,002
	Steel Dynamics Inc.			1,536,100	27,942
	Schnitzer Steel Industries Inc.			421,850	26,184
	Eagle Materials Inc.			771,600	22,446
	CF Industries Holdings Inc.			144,500	20,454
*	Rockwood Holdings Inc.			313,228	17,773
	Airgas Inc.			219,130	15,219
	Arch Chemicals Inc.			339,199	13,117
	Aptargroup Inc.			220,670	11,574
	Balchem Corp.			291,500	11,570
*	Solutia Inc.			394,132	10,385
*	OM Group Inc.			223,248	8,091
*,^	STR Holdings Inc.			444,550	7,322
	Walter Energy Inc.			38,256	5,288
*	Crown Holdings Inc.			94,775	3,545
	NewMarket Corp.			14,873	2,741
	Ball Corp.			70,590	2,634
	Rock-Tenn Co. Class A			36,199	2,500
	Eastman Chemical Co.			21,762	2,334
*	Pilot Gold Inc.			592,361	2,061
*	Clearwater Paper Corp.			11,206	879
*	Kraton Performance Polymers Inc.			17,500	808
	Ashland Inc.			10,422	647
					423,538
Telecommunication Services (1.3%)
*,2	Vonage Holdings Corp.			11,151,189	57,540
*	tw telecom inc Class A			2,027,080	43,663
*	SBA Communications Corp. Class A			471,346	18,208
*	Clearwire Corp. Class A			2,737,810	13,306
*	MetroPCS Communications Inc.			172,059	2,896
	USA Mobility Inc.			109,488	1,692
					137,305
Utilities (0.7%)
	IDACORP Inc.			787,800	30,890
	ITC Holdings Corp.			433,030	30,715
	Ormat Technologies Inc.			422,180	10,512
	Integrys Energy Group Inc.			26,133	1,368

					73,485
Total Common Stocks (Cost $7,651,689)					10,480,734

		Coupon
Temporary Cash Investments (4.4%)[1]
Money Market Fund (4.1%)
4,5	Vanguard Market Liquidity Fund	0.179%		448,808,769	448,809

				Face
			Maturity	Amount
			Date	($000)
Repurchase Agreement (0.2%)
	Deutsche Bank Securities, Inc. (Dated 4/29/11,
	Repurchase Value $19,300,000, collateralized by
	Government National Mortgage Assn., 4.000%-
	4.500%, 10/15/40-10/20/40)	0.040%	5/2/11	19,300	19,300

U.S. Government and Agency Obligations (0.1%)
6,7	Federal Home Loan Bank Discount Notes	0.110%	7/15/11	5,000	4,999
6,7	Freddie Mac Discount Notes	0.090%	7/5/11	1,300	1,299
6,7	Freddie Mac Discount Notes	0.140%	7/6/11	4,150	4,149

10

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2011

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
6,7 Freddie Mac Discount Notes	0.130%	7/18/11	1,000	1,000
				11,447
Total Temporary Cash Investments (Cost $479,556)				479,556
Total Investments (100.7%) (Cost $8,131,245)				10,960,290
Other Assets and Liabilities—Net (-0.7%)[5]				(79,747)
Net Assets (100%)				10,880,543

* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $55,822,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 98.2% and 2.5%, respectively, of net assets.
2 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
3 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Includes $56,995,000 of collateral received for securities on loan.
6 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
7 Securities with a value of $7,698,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
REIT—Real Estate Investment Trust.

11

© 2011 The Vanguard Group. Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA 242_062011

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD EXPLORER FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: June 16, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD EXPLORER FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: June 16, 2011

VANGUARD EXPLORER FUND

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: June 16, 2011

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 26, 2010, see file Number 33-53683,
Incorporated by Reference.